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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549


                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 9, 2003


                           ETHAN ALLEN INTERIORS INC.
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             (Exact name of registrant as specified in its charter)


          DELAWARE                         1-11692               06-1275288
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(State or other jurisdiction of    (Commission File Number)    (I.R.S. Employer
        incorporation)                                       Identification No.)


                 ETHAN ALLEN DRIVE
                    DANBURY, CT                                   06811
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     (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:  (203) 743-8000


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


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                      INFORMATION TO BE INCLUDED IN REPORT


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

EXHIBIT NUMBER          DESCRIPTION
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     99.1               Press Release dated June 9, 2003.



ITEM 9.  REGULATION FD DISCLOSURE.

         In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under Item 12, "Results of Operations and Financial Condition", is instead furnished under Item 9, "Regulation FD Disclosure". The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, except as shall be expressly set forth by specific reference in such filing.

         On June 9, 2003, Ethan Allen Interiors Inc. issued a press release updating its earnings outlook for the fiscal fourth quarter ended June 30, 2003. The press release is attached hereto as Exhibit 99.1 and is hereby incorporated in its entirety by reference.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         See Item 9 above.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ETHAN ALLEN INTERIORS INC.

Date: June 10, 2003                       By:  /S/ M. FAROOQ KATHWARI
                                               ---------------------------------
                                               M. Farooq Kathwari
                                               Chairman, President and
                                               Chief Executive Officer


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                                  EXHIBIT INDEX


Exhibit
Number             DESCRIPTION
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99.1               Press Release dated June 9, 2003.



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